UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2018

LevelBlox, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54502	26-3748249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6371 Business Blvd. Suite 200 Sarasota, FL	34240
(Address of Principal Executive Offices)	(Zip Code)

(941) 907-8822
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

BlueStar Securities Purchase Agreement

On November 20, 2018, LevelBlox, Inc. (the “Company”) entered into a securities purchase agreement (the “BlueStar Agreement”) with BlueStar Capital Limited (“BlueStar”). Pursuant to the terms of the BlueStar Agreement, the Company agreed to sell, and BlueStar agreed to purchase, (i) 2,475,000 shares of the Company’s common stock, and (ii) a warrant, with a five-year term, to purchase 2,250,000 shares of the Company’s common stock at a price of $0.07 per share, in exchange for the payment in cash by BlueStar to the Company of $100,000 (the “BlueStar Securities Purchase”).

The BlueStar Securities Purchase closed on December 4, 2018.

The BlueStar Agreement contains standard covenants, conditions, representations and warranties.

Librati Securities Purchase Agreement

On November 20, 2018, the Company entered into a securities purchase agreement (the “Librati Agreement”) with Simon Librati. Pursuant to the terms of the Librati Agreement, the Company agreed to sell, and Mr. Librati agreed to purchase, (i) 2,475,000 shares of the Company’s common stock, and (ii) a warrant, with a five-year term, to purchase 2,250,000 shares of the Company’s common stock at a price of $0.07 per share, in exchange for the payment in cash by Mr. Librati to the Company of $100,000 (the “Librati Securities Purchase”).

The Librati Securities Purchase closed on December 4, 2018.

The Librati Agreement contains standard covenants, conditions, representations and warranties.

The foregoing description of the BlueStar Agreement and the Librati Agreement is a summary only and is qualified in its entirety by reference to the full text of the BlueStar Agreement and the Librati Agreement, filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On December 7, 2018, the Company issued a press release announcing entry into the BlueStar Agreement and the Librati Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Document Description

10.1	Securities Purchase Agreement dated November 20, 2018 by and between the registrant and BlueStar Capital Limited.

10.2	Securities Purchase Agreement dated November 20, 2018 by and between the registrant and Simon Librati.

99.1	Press release of the registrant dated December 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LevelBlox, Inc.

Dated: December 10, 2018	/s/ Gary Macleod
Gary Macleod
Chief Executive Officer